Exhibit 10.2

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT") OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                       CLASS B WARRANT TO PURCHASE SHARES
                                 OF THE STOCK OF
                              TOMBSTONE CARDS, INC.
                (VOID AFTER EXPIRATION DATE - _________________)

                           Issue Date: ________, 2006

         This certifies that _______ or his successors or assigns ("HOLDER") shall be entitled to purchase from TOMBSTONE CARDS, INC., a Colorado corporation ("COMPANY"), having its principal place of business at ________________________, _______ fully paid and non-assessable shares of the Company's common stock, ("COMMON STOCK"), at a price per share equal to the Exercise Price (as defined below).

         This Class B Warrant is being  issued in  connection  with an  offering
("OFFERING") of units consisting of Series A Convertible Preferred Stock Convertible into Common Stock and Class A and Class B Warrants to purchase Common Stock(the "Units"). The Offering is being made only to Investors who qualify as "accredited investors" as such term is defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "SECURITIES Act"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Purchase Agreement.

         The initial exercise price (the "EXERCISE PRICE") of this Class B Warrant will be equal to $5.00 per share, subject to adjustment upon the occurrence of the events described in Section 2 of this Class B Warrant.

         This Class B Warrant shall be exercisable into shares of Common Stock at any time, or from time-to-time, up to and including 5:00 p.m. (New York time) on _________________ ("EXPIRATION DATE"), provided, however, if such date is not a Business Day, then on the Business Day immediately following such date). The Expiration Date shall be modified to equal 120 days from the Effective Date of the Registration Statement in the event such date is prior to the Expiration Date. This Class B Warrant is exercisable in whole or in part upon the surrender to the Company at its principal place of business (or at such other location as the Company may advise the Holder in writing) of this Class B Warrant properly endorsed with a form of subscription in substantially the form attached hereto duly filled in and signed and, if applicable, upon payment in cash or by check of the aggregate Exercise Price for the number of shares for which this Class B Warrant is being exercised as determined in accordance with the provisions hereof.

1. Exercise; Issuance of Certificates; Payment for Shares.

          1.1 GENERAL. This Class B Warrant is exercisable in full, or in part for 10,000 or more shares, in increments of 10,000 shares, except for the final exercise which may be for the remainder, at the option of the Holder of record at any time or from time, to time, up to the Expiration Date for all of the shares of Common Stock (but not for a fraction of a share) which may be purchased hereunder. In the case of the exercise of less than all of the Class B Warrants represented hereby, the Company shall cancel this Class B Warrant Certificate upon the surrender hereof and shall execute and deliver a new Class B Warrant Certificate or Class B Warrant Certificates of like tenor for the balance of such Class B Warrants. The Company agrees that the shares of
               Common Stock purchased under this Class B Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which the exercise notice (attached hereto as Schedule A or B) is delivered to the Company via facsimile; provided, however, that in such case this Class B Warrant shall be surrendered to the Company within three (3) business days. Certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder is entitled upon such exercise, shall be delivered to the Holder by the Company at the Company's expense within a reasonable time after the rights represented by this Class B Warrant have been so exercised, and in any event, within three business days of such exercise and delivery of the Exercise Price. The Company shall, no later than the close of business on the first business day following the date on which the Company receives the exercise notice by facsimile transmission issue and deliver to the Company's Transfer Agent irrevocable instructions to issue and deliver or cause to be delivered to such Holder the number of Warrant Shares exercised within two business days thereafter by either express mail or hand delivery. Each Common Stock certificate so delivered shall be in such denominations of 10,000 or more shares of Common Stock, in increments of 10,000, as may be requested by the Holder hereof and shall be registered on the Company's books in the name designated by such Holder, provided that no Holder of this Class B Warrant shall be permitted to exercise any warrants to the extent that such exercise would cause any Holder to be the beneficial owner of more than 4.999% of the then outstanding Company's Common Stock, at that given time (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder) . This limitation shall not be deemed to prevent any Holder from acquiring more than an aggregate of 4.999% of the Common Stock, so long as such Holder does not beneficially own, or have the right to beneficially more than 4.999% of the Company's Common Stock at any given time. The limitations contained herein shall cease to apply upon sixty-one (61) days prior written notice from the Holder to the Company.

          1.2  EXERCISE FOR CASH

               This Class B Warrant may be exercised, in whole at any time or in part from time to time, commencing on the date hereof and prior to 5:00 P.M., New York time, on _________________, by the Holder by the facsimile delivery of the exercise notice, as attached hereto, on the date of the exercise and by surrender of this Class B Warrant within three (3) business days from the exercise day at the address set forth hereof, together with proper payment of the aggregate Exercise Price payable hereunder for the Class B Warrant Shares ("AGGREGATE WARRANT PRICE"), or the proportionate part thereof if this Class B Warrant is exercised in part. Payment for the Class B Warrant Shares shall be made by wire, or check payable to the order of the Company. If this Class B
               Warrant is exercised in part, this Class B Warrant must be exercised for a number of whole shares of the Common Stock, and the Holder is entitled to receive a new Class B Warrant covering the Class B Warrant Shares which have not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Class B Warrant Shares. Upon such surrender of this Class B Warrant the Company will (a) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and (b) deliver the other securities and properties receivable upon the exercise of this Class B Warrant, or the proportionate part thereof if this Class B Warrant is exercised in part, pursuant to the provisions of this Class B Warrant.

          1.3 SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Class B Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any shareholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that, during the period within which the rights represented by this Class B Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Class B Warrant, a sufficient number of shares of authorized but unissued Common Stock, when and as required to provide for the exercise of the rights represented by this Class B Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock or other securities may be listed; provided, however, that the Company shall not be required to effect a registration under federal or state securities laws with respect to such exercise other than as required by the Registration Rights Agreement. The Company will not take any action which would result in any adjustment of the Exercise Price if the total number of shares of Common Stock issuable  after such  action  upon  exercise  of all  outstanding warrants, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Common Stock or Equity Securities then authorized by the Company's Articles of Incorporation ("COMPANY CHARTER").

          1.4 BUY-IN. In addition to any other rights available to a Holder, if the Company fails to deliver to the Holder a certificate representing Warrant Shares by the third Trading Day after the date on which delivery of such certificate is required by this Warrant, and if after such third Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder on or after the Exercise Date of the Warrant Shares that the Holder anticipated receiving from the Company (a "BUY-IN"), then the Company shall, within three Trading Days after the Holder's request and in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "BUY-IN PRICE"), at which point the Company's obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event
               giving  rise  to  the   Company's   obligation  to  deliver  such
               certificate. Notwithstanding the foregoing, the Company shall have no liability under this subsection for the Buy-In Price if it has compiled with the requirements of subsection 1.1 above and notwithstanding it using its best efforts to have its transfer agent deliver the Warrant Shares to the Holders within three trading days of the Holder's request such Warrant Shares are not delivered on a timely basis.

2. DETERMINATION OR ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The Exercise Price and the number of shares purchasable upon the exercise of this Class B Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 2. Upon each adjustment of the Exercise Price, the Holder of this Class B Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment.

          2.1 SUBDIVISION OR COMBINATION OF COMMON STOCK. In case the Company shall at any time subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined or reclassified into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

          2.2 DIVIDENDS IN COMMON STOCK, OTHER STOCK, PROPERTY, RECLASSIFICATION. If at any time or from time to time the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Class B Warrant) shall have received or become entitled to receive, without payment therefore:

               2.2.1Stock,  Common Stock or any shares of capital stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution,

               2.2.2Any cash paid or payable  otherwise than as a cash dividend,
                    or

               2.2.3Stock,  Common Stock or  additional  capital  stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than shares of Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 2.1 above), then and in each such case, the Holder hereof shall, upon the exercise of this Class B Warrant, be entitled to receive, in addition to the number of shares of Common Stock or other capital stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to in clause (2.2.2) above and this clause (2.2.3)) which such Holder would hold on the date of such exercise had he been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

          2.3  REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE.

               2.3.1If any recapitalization,  reclassification or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other transaction shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property (an "ORGANIC CHANGE"), then, as a condition of such Organic Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right, upon exercise of this Class B Warrant, to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Class B Warrant) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Class B Warrant. In the event of any Organic Change, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Class B Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Class B Warrant) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument executed and mailed or delivered to the Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder, upon Holder's exercise of this Class B Warrant and payment of the purchase price in accordance with the terms hereof, such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

               2.3.2No adjustment of the Exercise Price, however,  shall be made in an amount less than $.01 per Share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.01 per Share or more.

2.4 CERTAIN EVENTS. If any change in the outstanding Common Stock of the Company or any other event occurs as to which the other provisions of this Section 2 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Class B Warrant in accordance with such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Class B Warrant, the Exercise Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Class B Warrant upon exercise for the same aggregate Exercise Price the total number, and kind of shares as he would have owned had the Class B Warrant been exercised prior to the event and had he continued to hold such shares until after the event requiring adjustment.

2.5 NOTICES OF CHANGE.

               2.5.1Upon any  determination or adjustment in the number or class of shares subject to this Class B Warrant and of the Exercise Price, the Company shall give written notice thereof to the Holder, setting forth in reasonable detail and certifying the calculation of such determination or adjustment.

               2.5.2The  Company  shall  give  written  notice to the  Holder at least 20 business days prior to the date on which the Company closes its books or takes a record for determining rights to receive any dividends or distributions.

               2.5.3The Company shall also give written  notice to the Holder at least 20 days prior to the date on which an Organic Change shall take place.

3. ISSUE TAX. The issuance of certificates for shares of Common Stock upon the exercise of the Class B Warrant shall be made without charge to the Holder of the Class B Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Class B Warrant being exercised.

4. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Class B Warrant.

5. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Class B Warrant shall be construed as conferring upon the Holder hereof the right to vote as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Class B Warrant, the interest represented hereby, or the shares purchasable hereunder until, and only to the extent that, this Class B Warrant shall have been exercised, subject to the Holder's rights under Section 2 of this Class B Warrant. The Holder of this Class B Warrant shall receive all notices as if a shareholder of the Company. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by its creditors.

6. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. The rights and obligations of the Company, of the Holder of this Class B Warrant and of the holder of shares of Common Stock issued upon exercise of this Class B Warrant, shall survive the exercise of this Class B Warrant.

7. FURTHER REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

     7.1 ARTICLES AND BYLAWS. The Company has made available to Holder true, complete and correct copies of the Company Charter and Bylaws, as amended, through the date hereof.

     7.2 DUE AUTHORITY. The execution and delivery by the Company of this Class B Warrant and the performance of all obligations of the Company hereunder, including the issuance to Holder of the right to acquire the shares of Common Stock, have been duly authorized by all necessary corporate action on the part of the Company, and the Class B Warrant is not inconsistent with the Company Charter or Bylaws and constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms.

     7.3 CONSENTS AND APPROVALS. No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Class B Warrant, except for any filing required by applicable federal and state securities laws, which filing will be effective by the time required thereby.

     7.4 ISSUED SECURITIES. All issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All outstanding shares of capital stock were issued in full compliance with all federal and state securities laws.

     7.5 EXEMPT TRANSACTION. Subject to the accuracy of the Holders representations in Section 8 hereof, the issuance of the Common Stock upon exercise of this Class B Warrant will constitute a transaction exempt from (i) the registration requirements of Section 5 of the Securities Act of 1933, as amended ("1933 ACT"), in reliance upon

          Section  4(2)  thereof,   or  upon  the  applicable   exemption  under
          Regulation  D,  and  (ii)  the   qualification   requirements  of  the
          applicable state securities laws.

     7.6 COMPLIANCE WITH RULE 144. At the written request of the Holder, who proposes to sell Common Stock issuable upon the exercise of the Class B Warrant in compliance with Rule 144 promulgated by the Securities and Exchange Commission, the Company shall furnish to the Holder, within five (5) days after receipt of such request, a written statement confirming the Company's compliance with the filing requirements of the Securities and Exchange Commission as set forth in such Rule, as such Rule may be amended from time to time.

     7.7 REGISTRATION. The shares of Common Stock underlying this Class B Warrant are subject to a Registration Rights Agreement dated as of the date hereof between the Company and the Holder, the terms of which are incorporated by reference herein.

8. REPRESENTATIONS AND COVENANTS OF THE HOLDER.

     8.1 This Class B Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Holder:

          8.1.1INVESTMENT PURPOSE. The Class B Warrant or the Common Stock issuable upon exercise of the Class B Warrant will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

          8.1.2PRIVATE  ISSUE.  a) The Holder  understands  (i) that the Class B
               Warrant and the Common Stock issuable upon exercise of this Class B Warrant are not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Class B Warrant will be exempt from the registration and qualifications requirements thereof, and
               (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 8.

               b) The Company will file a Registration Statement covering the shares underlying the warrants at or before exercise date.

          8.1.3DISPOSITION OF HOLDERS RIGHTS. In no event will the Holder make a disposition of the Class B Warrant or the Common Stock issuable upon exercise of the Class B Warrant unless and until (i) it shall have notified the Company of the proposed disposition, and
               (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel (which counsel may either be inside or outside counsel to the Holder) satisfactory to the

               Company and its counsel to the effect that (A) appropriate action necessary for compliance with the 1933 Act has been taken, or (B) an exemption from the registration requirements of the 1933 Act is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of its rights to acquire Common Stock issuable on the exercise of such rights do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner, and shall terminate as to any particular share of stock when (1) such security shall have been effectively registered under the 1933 Act and sold by the Holder thereof in accordance with such registration or (2) such security shall have been sold without registration in compliance with Rule 144 under the 1933 Act, or (3) a letter shall have been issued to the Holder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Holder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the 1933 Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the Holder or holder of a share of stock then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such Holder, one or more new certificates for the Class B Warrant or for such shares of stock not bearing any restrictive legend.

          8.1.4FINANCIAL RISK. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

          8.1.5RISK  OF NO  REGISTRATION.  The  Holder  understands  that if the
               Company  does not file reports  pursuant to Section  15(d) and/or
               Section 12(g), of the Securities Exchange Act of 1934 ("1934 ACT"), or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell (i) the Class B Warrant, or (ii) the Common Stock issuable upon exercise of the Class B Warrant, it may be required to hold such securities for an indefinite period. The Holder also understands that any sale of the Class B Warrant or the Common Stock issuable upon exercise of the Class B Warrant which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

          8.1.6ACCREDITED INVESTOR. The Holder is an "accredited investor" within the meaning of Regulation D promulgated under the 1933 Act.

9. MODIFICATION AND WAIVER. This Class B Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by (a) the party against which enforcement of the same is sought or (b) the Company and the holders of at least a majority of the number of shares into which the Class B Warrants are exercisable (without regard to any limitation contained herein on such exercise), it being understood that upon the satisfaction of the conditions described in (a) and (b) above, each Class B Warrant (including any Class B Warrant held by the Holder who did not execute the agreement specified in (b) above) shall be deemed to incorporate any amendment, modification, change or waiver effected thereby as of the effective date thereof. Notwithstanding the foregoing, no modification to this Section 9 will be effective against any Holder without his consent.

10. TRANSFER OF THIS CLASS B WARRANT. The Holder may sell, transfer, assign, pledge or otherwise dispose of this Class B Warrant, in whole or in part, as long as such sale or other disposition is made pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act. Upon such transfer or other disposition (other than a pledge), the Holder shall deliver this Warrant to the Company together with a written notice to the Company, substantially in the form of the Transfer Notice attached hereto as Exhibit B (the "TRANSFER NOTICE"), indicating the person or persons to whom this Class B Warrant shall be transferred and, if less than all of this Class B Warrant is transferred, the number of Warrant Shares to be covered by the part of this Class B Warrant to be transferred to each such person. Within three (3) Business Days of receiving a Transfer Notice and the original of this Class B Warrant, the Company shall deliver to the each transferee designated by the Holder a Class B Warrant(s) of like tenor and terms for the appropriate number of Warrant Shares and, if less than all this Class B Warrant is transferred, shall deliver to the Holder a Class B Warrant for the remaining number of Warrant Shares.

11. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon (i) personal delivery, against written receipt thereof, (ii) delivery via facsimile or e-mail as set forth below (iii) two business days after deposit with Federal Express or another nationally recognized overnight courier service, or (iv) five business days after being forwarded, postage paid, via certified or registered mail, return receipt requested, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice.

12. BINDING EFFECT ON SUCCESSORS; BENEFIT. As provided in Section 2.3 above, this Class B Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Class B Warrant shall survive the exercise and termination of this Class B Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder hereof. This Series A Warrant shall be for the sole and exclusive benefit of the Holder and nothing in this Series A Warrant shall be construed to confer upon any person other than the Holder any legal or equitable right, remedy or claim hereunder.

13. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Class B Warrant are inserted for convenience only and do not constitute a part of this Class B Warrant. This Class B Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by the laws of the State of Colorado.

14. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Class B Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Class B Warrant, the Company, at its expense, will make and deliver a new Class B Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Class B Warrant.

15. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Class B Warrant. The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Exercise Price.

16. REDEMPTION. This Class B Warrant may be called for redemption and redeemed at the option of the Company, at a redemption price of $.50 per Class B Warrant, at any time between the Effective Date of the Registration Statement and the Expiration Date upon 10 day written notice delivered to the Holder, provided:
(a) the Closing Bid or last sales price of the Common Stock issuable upon exercise of such Class B Warrant has been at least 175% of the Exercise Price for twenty (20) consecutive trading days ending not more than 3 days prior to the date of notice of redemption; (b) there is an effective registration statement with a current prospectus available covering the shares of Common Stock issuable upon exercise of this Class B Warrant; and (c) no public announcement of a pending or proposed Organic Change has occurred that has not been consummated. If any of the foregoing conditions shall cease to be satisfied at any time during the required period, then the Holder may elect to nullify the Redemption Notice in which case the Redemption Notice shall be null and void, ab initio. On and after the date fixed for redemption, the Holder shall have no rights with respect to this Class B Warrant except to receive the $.50 per Class B Warrant upon surrender of this Certificate. All Class B Warrants must be redeemed if any are redeemed. The Company covenants and agrees that it will honor all Exercise Notices tendered through the Business Day immediately preceding the Redemption Date. The redemption payment shall be made in cash on date fixed for redemption in the Company's notice of redemption, as described below (the "Redemption Date"). The redemption payment is due in full on the Redemption Date.

         The notice of redemption shall specify: (i) the Redemption Price; (ii) the date fixed for redemption (the "REDEMPTION DATE"); (iii) the place where Class B Warrant Certificates shall be delivered and the redemption price paid; and (iv) that the right to exercise the Class B Warrants shall terminate at 5:00 p.m. EST on the Business Day immediately preceding the Redemption Date. An affidavit of the Secretary or an Assistant Secretary of the Company that notice of redemption has been mailed shall, in the absence of fraud, be conclusive evidence of the facts stated therein.

         From and after the Redemption Date, the Company shall, at the place specified in the notice of redemption, upon presentation and surrender to the Company by or on behalf of the Holder thereof of this Class B Warrant, deliver or cause to be delivered to or upon the written order of such holder a sum of cash equal to the Redemption Price of each such Class B Warrant. From and after the Redemption Date and upon the deposit or setting aside by the Company of a sum sufficient to redeem all the Class B Warrants called for redemption, such Class B Warrants shall expire and become void and all rights hereunder and shall cease, except the right, if any, to receive payment of the Redemption Price.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized this [ ] day of _________, 200__.







                                  Tombstone Cards, Inc.



                                  ----------------------------------

                                   SCHEDULE A

                                SUBSCRIPTION FORM

Date:  _________________, _______


Tombstone Cards, Inc. - Attn:  President

Ladies and Gentlemen:

         The undersigned hereby elects to exercise the Class B Warrant issued to it by Tombstone Cards, Inc. ("COMPANY") and dated ______ ___ ____, ("WARRANT") and to purchase thereunder __________________________________ shares of the Common Stock of the Company ("SHARES") at a purchase price of five dollars ($5.00) per Share or an aggregate purchase price of __________________ ________________ Dollars ($__________) ("EXERCISE PRICE").

         Pursuant to the terms of the Warrant, the undersigned has delivered the Exercise Price herewith in full in cash or by certified check or wire transfer.

                                                     Very truly yours,

                                   ASSIGNMENT

                          To Be Executed by the Holder
                           in Order to Assign Warrants

FOR   VALUE   RECEIVED,   ______________________________________________________
hereby sells, assigns and transfers unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

                     --------------------------------------

                     --------------------------------------

                     --------------------------------------
                     [please print or type name and address]

_____________________of the Class B Warrants represented by this Class B Warrant Certificate, and hereby irrevocably constitutes and appoints _________________________________________ Attorney to transfer this Class B
Warrant Certificate on the books of the Company, with full power of substitution in the premises.


Dated:                                        x
       -----------------------------          ---------------------------------
                                                    Signature Guaranteed

THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CLASS A WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR MIDWEST STOCK EXCHANGE.